UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

SOC TELEMED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	84-3131208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Business Center Drive, Suite 100

Reston, Virginia 20190

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 483-9690

Healthcare Merger Corp.

623 Fifth Avenue, 14th Floor

New York, NY 10022

Telephone: (646) 975-6581

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	TLMD	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TLMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by SOC Telemed, Inc. (the “Company”) on November 5, 2020 (the “Original Report”), in which the Company reported, among other events, the consummation of the Business Combination. This Amendment No. 1 amends the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed consolidated financial statements of Legacy SOC Telemed for the nine months ended September 30, 2020 and 2019, and (b) the unaudited pro forma condensed combined financial information of the Company as of September 30, 2019, and for the nine months ended September 30, 2019 and 2018, respectively. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements included in the Proxy Statement beginning on page F-2 are incorporated herein by reference:

1.	The unaudited condensed consolidated financial statements of Legacy SOC Telemed for the six months ended June 30, 2020 and 2019; and

2.	The consolidated financial statements of Legacy SOC Telemed as of and for the years ended December 31, 2019 and 2018.

The unaudited condensed consolidated financial statements of Legacy SOC Telemed for the nine months ended September 30, 2020 and 2019, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

Also attached hereto as Exhibit 99.4 and incorporated herein by reference is the Legacy SOC Telemed Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended September 30, 2020.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated combined financial information of the Company for the six months ended June 30, 2020, and for the year ended December 31, 2019, attached as Exhibit 99.2 to the Original Report is incorporated herein by reference from the Original Report. The unaudited pro forma condensed consolidated combined financial information of the Company for the nine months ended September 30, 2020, and for the year ended December 31, 2019, is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

(d) List of Exhibits.

Exhibit No.	Description

99.3	Unaudited condensed consolidated financial statements of Legacy SOC Telemed for the nine months ended September 30, 2020 and 2019.

99.4	Legacy SOC Telemed Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended September 30, 2020.

99.5	Unaudited pro forma condensed consolidated combined financial information of the Company for the nine months ended September 30, 2020, and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOC Telemed, Inc.

Date: November 16, 2020	/s/ Hai Tran
Name: Hai Tran
Title: Chief Financial Officer and Chief Operating Officer

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